BLACKROCK FUNDSSM

BlackRock Commodity Strategies Fund

(the “Fund”)

Supplement dated September 30, 2016 to the Fund’s

Summary Prospectus dated March 9, 2016

Effective October 1, 2016, the following change is made to the Fund’s Summary Prospectus:

The section entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Poppy Allonby, CFA	2011	Managing Director of BlackRock, Inc.
Rob Shimell	2011	Managing Director of BlackRock, Inc.
Skye Macpherson	2016	Director of BlackRock, Inc.
Ricardo Fernandez	2014	Vice President of BlackRock, Inc.
Hannah Gray, CFA	2016	Vice President of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-CS-0916SUP